UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report:
January 22, 2009

Maine & Maritimes Corporation
(Exact name of registrant as specified in its charter)

ME	333-103749	30-0155348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

PO Box 789		04769
(Address of principal executive offices)		(Zip Code)

207 760 2499
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On January 21, 2009, in deliberations of the Maine Public Utilities Commission (MPUC), the Commission voted to dismiss without prejudice the petition of Maine Public Service Company and Central Maine Power Company to build a transmission line connecting northern Maine to the New England transmission grid, originally filed in Docket No. 2008-256. As described in a press release filed in a Form 8-K dated January 16, 2009, the parties intend to continue to pursue development of a transmission line to enable development of wind generation projects and potentially to connect northern Maine to the New England electric grid. A written order from the MPUC is expected shortly; this filing will not be updated unless there is any material new information in the order.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2009
MAINE & MARITIMES CORPORATION
By: /s/ Brent M. Boyles
Brent M. Boyles
President and CEO